UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LaSalle Hotel Properties

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2), and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Lasalle Hotel Properties

3 Bethesda Metro Center, Suite 1200, Bethesda, Maryland 20814

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on Thursday, April 24, 2008

LASALE HOTEL

PROPERTIES

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the Proxy Materials (as defined below) before voting. The Proxy Statement and Annual Report to Shareholders are available at http:/I!asatle.mobular.net/lasalle/LHO. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 10, 2008 to facilitate timely delivery.

Dear Shareholder:

The 2008 Annual Meeting of Shareholders of LaSalle Hotel Properties (the “Company”) will be held at the Topaz Hotel, 1733 N Street, N.W., Washington, DC 20036, on Thursday, April 24, 2008, at 8:00 a.m. (local time).

Proposals to be considered at the Annual Meeting are as follows:

(1) to elect two Class I trustees of the Company to serve until the 2011 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

(2) to ratify the appointment of the Company’s independent registered public accountants for the year ending December 31, 2008; and

(3) to consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

The Board of Directors recommends a vote “FOR” Proposals 1 and 2.

These items of business are more fully described in the Company’s 2008 Proxy Statement. The close of business on February 18, 2008 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

CONTROL NUMBER

You may vote your proxy

when you view the materials on the Internet.

You will be asked to enter this 11-digit control number

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. For directions to our Annual Meeting, please visit the Investor Relations section at our corporate website at www.lasallehotels.com.

To request a paper copy of the Proxy Materials, please call 1 -888-650-4930, or you may request a paper copy by email at shrrelations@lasalle.com, or by logging onto http:lllasalle.mobular.net/lasalle/LHO. You will have the opportunity to make your request for paper copies apply to all meetings (which you may later revoke at any time) or only for the 2008 Annual Meeting of Shareholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MAY ACCESS THE FOLLOWING MATERIALS ONLINE: (1) NOTICE OF ANNUAL MEETING AND PROXY STATEMENT; (2) ANNUAL REPORT TO SHAREHOLDERS; AND (3) PROXY CARD (THE “PROXY MATERIALS”). YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST

A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for LaSalle Hotel Properties are available to review at:

http:IIIasalIe.mobular.net/lasalle/LHO. Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this notice in hand when you access the above website.

On the top right-hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.